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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

     We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated June 30, 2000 relating to the financial statements, which appears in the 2000 Annual Report to Shareholders which is incorporated by reference in Aehr Test Systems' Annual Report on Form 10-K for the year ended May 31, 2000.

                                     /s/ PRICEWATERHOUSECOOPERS LLP

San Jose, California
December 21, 2000